UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3
Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23745

Date of Notification: August 28, 2026

2.	Exact name of Investment Company as specified in registration statement:

Fundrise Income Real Estate Fund, LLC

3.	Address of principal executive office: (number, street, city, state, zip code)

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

4.	Check one of the following:

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Lauren Stuntebeck
Lauren Stuntebeck
Assistant Treasurer

FUNDRISE INCOME REAL ESTATE FUND, LLC

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME,

PLEASE DISREGARD THIS NOTICE**

August 28, 2026

Dear Fundrise Income Real Estate Fund, LLC Shareholder:

Thank you for your investment. The purpose of this Notice is to announce a quarterly repurchase offer for the Fundrise Income Real Estate Fund, LLC (the “Fund”). The Fund is a closed-end interval fund that offers shares that are not redeemable daily for cash. To provide shareholders with a level of liquidity, the Fund has adopted a quarterly share repurchase program to repurchase a portion of its outstanding shares at net asset value on a specified repurchase date, as discussed below. You can generally only tender shares for repurchase during one of the Fund’s scheduled quarterly repurchase offer periods.

The repurchase offer period will begin on August 28, 2026 and end, unless extended, by 11:59 p.m., Eastern Time, on September 30, 2026 (“Repurchase Request Deadline”).

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you wish to tender shares, you may do so by submitting a redemption request from the settings section of your Fundrise account (“Repurchase Request”). If your shares are held through a financial advisor, broker-dealer or other financial intermediary and you wish to tender shares, please ask your financial advisor, broker-dealer or other financial intermediary to submit a Repurchase Request for you.

All Repurchase Requests must be received by the Fund by 11:59 p.m., Eastern Time, on September 30, 2026, to be effective. There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own.

Please note that a repurchase of shares by the Fund may be a taxable event. Consult your financial professional or tax advisor for more information.

For details of the offer, please refer to the attached Repurchase Offer document, or you may contact us by calling (202) 584-0550 or by visiting fundriseincomerealestatefund.com.

Sincerely,

Fundrise Income Real Estate Fund, LLC

The Repurchase Request Deadline will be strictly observed. If you fail to submit your Repurchase Request to the Fund prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer. Shares would be subject to net asset value fluctuation during that time.

FUNDRISE INCOME REAL ESTATE FUND, LLC

REPURCHASE OFFER

1. The Offer. Fundrise Income Real Estate Fund, LLC (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding common shares of limited liability company interests (the “Repurchase Offer Amount”) at a price equal to the net asset value (“NAV”) of the shares determined as of the Repurchase Pricing Date (defined below). The purpose of this repurchase offer (the “Repurchase Offer”) is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s shares. This Repurchase Offer is not conditioned on the tender of any minimum number of shares. This Repurchase Offer is made subject to the terms and conditions set forth in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented.

2. Net Asset Value. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate, prior to such time. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated below or the date on which you submit your Repurchase Request. The current NAV may be obtained by logging into your Fundrise account or by visiting fundriseincomerealestatefund.com. The shares of the Fund are not traded on any organized market or securities exchange. As of August 27, 2026, the NAV per share of the Fund’s shares was $10.13.

3. Repurchase Request Deadline. All Repurchase Requests must be submitted by 11:59 p.m., Eastern Time, on September 30, 2026 (the “Repurchase Request Deadline”).

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined no later than the 14th calendar day after the Repurchase Request Deadline or the next business day if the 14th calendar day is not a business day (the “Repurchase Pricing Date”). This NAV may be higher or lower than the NAV on the date on which you submit your Repurchase Request.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased no more than seven (7) calendar days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more shares than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares up to, but not to exceed, 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus the additional number of shares repurchased at the Fund’s discretion (up to 2% of the outstanding shares) on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may, in its discretion, accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares for repurchase in this Repurchase Offer, before prorating the shares tendered by other shareholders. In addition, if the Repurchase Offer is oversubscribed, the Fund will repurchase outstanding shares that are tendered by the descendants or estate of a deceased shareholder (a “Legacy Repurchase”) in an additional amount, taking into account the liquidity of the Fund’s assets; provided that the amount of a Legacy Repurchase shall not exceed 0.1% of the Fund’s outstanding shares.

There can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer (during which time you would be subject to the risk of NAV fluctuations as well as the other risks of the Fund), and your Repurchase Request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not repurchase all of the shares you wish to have repurchased in this Repurchase Offer or in any subsequent repurchase offer. There is no assurance that you will be able to sell your shares when and/or in the amount that you desire.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 11:59 p.m., Eastern Time, on September 30, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of the members of the Fund’s Board of Directors, including a majority of the independent Directors, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its tax status as a real estate investment trust (REIT) under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV; or

●	For any other periods that the U.S. Securities and Exchange Commission may by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax advisor regarding any specific consequences, including potential state and local tax consequences, of participating in the Repurchase Offer. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you. Please note that, if you hold shares with more than one record date, your Repurchase Request will be applied to such shares in the order in which they settled, on a “last in first out” basis (i.e., your shares that have been continuously held for the shortest amount of time would be repurchased first).

10. Fees. The Fund currently does not charge any repurchase fee on shares that are accepted for repurchase pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tender of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this Repurchase Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until defects or irregularities have been corrected or waived.

None of the Fund, Fundrise Advisors, LLC (the Fund’s investment adviser), Computershare, Inc. (“Computershare”) or BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) (Computershare and BNYMIS are the Fund’s “Transfer Agents”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

None of the Fund, Fundrise Advisors, LLC (the Fund’s investment adviser) or the Fund’s Transfer Agents is or will be obligated to ensure that your financial intermediary or other financial professional, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Directors makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether to tender shares and, if so, how many shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Repurchase Offer.

No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund, the Fund’s investment adviser or the Fund’s transfer agent.

For the Fund’s most recent NAV and other information, or for a copy of the Fund’s current prospectus, please call (202) 584-0550 or visit fundriseincomerealestatefund.com.

Dated: August 28, 2026